SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 30, 1998


                                             PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                0-27150                      91-1542150
(State or other            (Commission                  (IRS Employer
jurisdiction of              File No.)               Identification No.)
incorporation)


                201 Elliott Avenue West, Seattle,Washington 98119
                    (Address of principal executive offices)


                                 (206) 467-8100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changes since last report)

Item 5.   Other Events

         PathoGenesis Corporation has obtained an exclusive worldwide license from Bristol-Myers Squibb to develop and market an antibiotic for inhalation, under a license agreement between the two companies.
Attached hereto as Exhibit 99 is a copy of a press release issued by PathoGenesis announcing the license.

Item 7.   Exhibits

         NUMBER                          DESCRIPTION
          99                             Press Release dated October 1, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     October 15, 1998

                            PATHOGENESIS CORPORATION



                            By: /S/ CAMERON S. AVERY
                                --------------------
                                    Cameron S. Avery
                                    General Counsel